UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2017

Tanger Factory Outlet Centers, Inc.

Tanger Properties Limited Partnership

(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina	1-11986 333-03526-01	56-1815473 56-1822494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408

(Address of Principal Executive Offices, including Zip Code)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408

(Address of Principal Executive Offices, including Zip Code)

(336) 292-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Definitive Material Agreement.

On July 3, 2017, Tanger Factory Outlet Centers, Inc. (the “Company”), announced that its operating partnership, Tanger Properties Limited Partnership (the “Operating Partnership”), completed a public offering of the Operating Partnership’s $300 million in aggregate principal amount 3.875% Senior Notes due 2027 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc. and U.S. Bancorp Investments, Inc. The Notes were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to a shelf registration statement on Form S-3. The Underwriting Agreement was previously filed on Form 8-K on June 29, 2017.

The Notes are governed by the Indenture, dated as of March 1, 1996, among the Operating Partnership, the Company, and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as supplemented by the Eleventh Supplemental Indenture, dated as of July 3, 2017. A copy of the Eleventh Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation.

The information in Item 1.01 is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On July 3, 2017, the Company issued a press release announcing the completion of the offering of the Notes and the intended use of proceeds from the offering, together with borrowings under its unsecured lines of credit, to redeem all of the Operating Partnership’s 6.125% senior notes due 2020, approximately $300 million in aggregate principal amount outstanding. The senior notes due 2020 are currently redeemable at par plus a “make-whole” premium of approximately $34.4 million. The redemption of the senior notes due 2020 is expected to occur on August 2, 2017.

A copy of the press release is hereby furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are included with this report:

Exhibit 4.1	Eleventh Supplemental Indenture, dated as of July 3, 2017, between Tanger Properties Limited Partnership and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company).

Exhibit 5.1	Opinion of Latham & Watkins LLP.

Exhibit 5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

Exhibit 23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1).

Exhibit 23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (contained in the opinion filed as Exhibit 5.2).

Exhibit 99.1	Press release dated July 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2017

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/ James F. Williams
James F. Williams
Senior Vice President and Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By:	TANGER GP TRUST, its sole general partner

By:	/s/ James F. Williams
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.
4.1	Eleventh Supplemental Indenture, dated as of July 3, 2017, between Tanger Properties Limited Partnership and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (contained in the opinion filed as Exhibit 5.2).

99.1	Press release dated July 3, 2017.